TRANSAMERICA PARTNERS VARIABLE FUNDS

and

TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS

Supplement dated June 21, 2017

to the Prospectus and Statement of Additional Information dated May 1, 2017

The following supplements the Prospectus and Statement of Additional Information for the Transamerica Partners Variable Funds:

Effective May 5, 2017, the Transamerica Partners Large Value Portfolio in which the Large Value Subaccount invests reorganized into the Class I3 shares of the Transamerica Large Value Opportunities Fund, a series of the Transamerica Funds. Also effective May 5, 2017, the name of the Large Value Subaccount was changed to Large Value Opportunities Subaccount.

Accordingly, all references to the Transamerica Partners Large Value Portfolio as the underlying investment of the Large Value Subaccount in the Prospectus and Statement of Additional Information are hereby amended to reflect the Transamerica Large Value Opportunities Fund as the underlying investment of the Large Value Opportunities Subaccount, and all references to the Transamerica Partners Large Value Portfolio in Appendix B of the Prospectus and in the Statement of Additional Information are hereby deleted.

The following replaces in its entirety the “Large Value Portfolio” definition in the “Glossary” section of the Prospectus:

Large Value Opportunities Fund: Transamerica Large Value Opportunities Fund, a series of Transamerica Funds.

The following replaces in its entirety the estimated fees and expenses information for the “Large Value Portfolio” in the “Total Annual Portfolio/Fund Operating Expenses” section of the Prospectus:

	Large Value Opportunities Fund
Management Fees	0.48%
Other Expenses	0.04	%(2)
Acquired fund fees and expenses	None
Total Annual Portfolio Operating Expenses	0.52%
Fee Waiver and/or Expense Reimbursement(2)	0.02	%(3)
Net Expenses	0.50%

(2)	Other expenses are based on estimates for the current fiscal year.

(3)

Contractual arrangements have been made with the Fund’s investment manager, TAM, through May 1, 2018 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed

0.40% for High Quality Bond, Inflation-Protected Securities, and Intermediate Bond Funds, 0.60% for High Yield Bond Fund, 0.65% for Large Core and Large Growth Funds, 0.50% for Large Value Opportunities Fund and 0.85% for Small Cap Core Fund, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund’s business. These arrangements cannot be terminated prior to May 1, 2018 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a Fund during any of the previous 36 months if the Fund’s total annual fund operating expenses have fallen to a level below the limits described above. In no case will TAM recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

The following is added to “Transamerica Funds” in the “Transamerica Partners Variable Funds” section of the Prospectus:

Variable Funds Subaccount	Series of Transamerica Funds
Transamerica Partners Variable Funds Large Value Opportunities Subaccount (formerly Transamerica Partners Variable Funds Large Value Subaccount)	Transamerica Large Value Opportunities Fund

Large Value Opportunities Fund: Seeks to provide long-term capital appreciation. Current income is a secondary goal.

The following is deleted from “Transamerica Partners Portfolios” in the “Transamerica Partners Variable Funds” section of the Prospectus:

Variable Funds Subaccount	Series of Transamerica Partners Portfolios
Transamerica Partners Variable Funds Large Value Opportunities Subaccount (formerly Transamerica Partners Variable Funds Large Value Subaccount)	Transamerica Partners Large Value Portfolio

Please see the prospectus for the Transamerica Large Value Opportunities Fund for more information about the fund.

Investors Should Retain this Supplement for Future Reference